UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

Instructure Holdings, Inc.

(Exact name of registrant specified in its charter)

Delaware	001-40647	84-4325548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6330 South 3000 East, Suite 700
Salt Lake City, UT 84121
(Address of principal executive offices, including zip code)

(800) 203-6755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 26, 2022, the Instructure Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on April 8, 2022, the record date of the Annual Meeting, the Company had an aggregate of 141,347,146 shares of its common stock outstanding. The holders of a total of 134,559,251 shares of the Company’s common stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.

Proposal No. 1: Election of directors.

The Company’s stockholders elected the following nominees for director to serve as Class I directors for a term expiring at the Company’s 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charles Goodman	130,908,874	2,763,559	886,818
Ossa Fisher	133,308,032	364,401	886,818
Paul Holden Spaht, Jr.	131,062,631	2,609,802	886,818

Proposal No. 2: Proposal to approve, by an advisory vote, the retention of the classified structure of the Company’s Board of Directors (the “Board”).

The retention of the classified structure of the Board was approved on an advisory basis.

For	Against	Abstentions	Broker Non-Votes
130,311,030	3,354,804	6,599	886,818

Proposal No. 3: Proposal to approve, by an advisory vote, the retention of the supermajority voting standards in the Company’s Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.

The retention of the supermajority voting standards in the Company’s Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws was approved on an advisory basis.

For	Against	Abstentions	Broker Non-Votes
130,310,999	3,354,094	7,340	886,818

Proposal No. 4: Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (“say-on-pay”).

The compensation of the Company’s named executive officers was approved on an advisory basis.

For	Against	Abstentions	Broker Non-Votes
133,339,181	325,912	7,340	886,818

Proposal No. 5: Proposal to recommend, by an advisory vote, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers (“say-on-pay frequency”).

The Company’s stockholders recommended, by an advisory vote, to hold future advisory votes on the compensation of the Company’s named executive officers every year.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
133,395,349	107,831	159,328	9,925	886,818

The Board has considered the outcome of this advisory vote and has determined that say-on-pay votes will be conducted every year. The Board will re-evaluate this determination after the next stockholder advisory vote on the say-on-pay frequency (which will be at the Company’s 2028 Annual Meeting of Stockholders, unless presented earlier).

Proposal No. 6: Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified.

Votes For	Votes Against	Abstentions
134,400,083	152,789	6,379

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2022
INSTRUCTURE HOLDINGS, INC.

	By:	/s/ Matthew A. Kaminer
Name: Matthew A. Kaminer
Title: Chief Legal Officer